UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   October 19, 2004


                                 Lincoln Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)


           Indiana                   000-25219                  35-2055553
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


       1121 East Main Street, Plainfield, Indiana          46168-0510
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        (Address of Principal Executive Offices)            (Zip Code)


                                 (317) 839-6539
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition.

On October 19, 2004, Lincoln Bancorp, an Indiana corporation, issued a press release reporting its results of operations and financial condition for the quarter ended September 30, 2004.

A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

              Exhibit No.                         Description
              -----------                         -----------
                 99.1               Press Release issued October 19, 2004.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: October 22, 2004                   LINCOLN BANCORP


                                         By: /s/ John M. Baer
                                             -----------------------------------
                                             John M. Baer
                                             Secretary and Treasurer

















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